Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 300504 10 7

The Corporation is authorized to issue two hundred million shares of Common Stock, $.01 per share

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.01 PER SHARE, OF

The ExOne Company

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER TREASURER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

By

COUNTERSIGNED AMERICAN STOCK AND TRANSFER REGISTERED: TRUST & COMPANY, LLC.

(Brooklyn, NY)

Transfer Agent and Registrar

Authorized Officer

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

UNIF GIFT MIN ACT —

Custodian

TEN ENT

—as tenants by the entireties

(Cust)

(Minor)

JT TEN

—as joint tenants with right of

under Uniform Gifts to Minors

survivorship and not as tenants

Act

in common

(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sells, assigns and transfers unto

PLEASE IDENTIFYING INSERT SOCIAL NUMBER SECURITY OF ASSIGNEE OR OTHER

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares represented irrevocably constitute by the and within appoint Certificate, and does hereby , attorney

Corporation to transfer with the said full power shares of on substitution the books in of the the premises. within named

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Dated